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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 1, 1998


                                 Deb Shops, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                    0-12188                  23-1913593
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  9401 Blue Grass Road, Philadelphia, PA 19144
               (Address of Principal Executive Offices) (Zip Code)

                                 (215) 676-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.    Changes in Registrant's Certifying Accountant

           On June 12, 1998, the Registrant filed a Report on Form 8-K reporting the dismissal of its prior independent accountant, Arthur Andersen LLP, and the engagement of Ernst & Young LLP as its independent accountant. This Amendment to such Report is being filed to include as Exhibit 16 the letter from Arthur Andersen LLP to Deb Shops, Inc. dated June 15, 1998 pursuant to Item 304(a)(3) of Regulation S-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.

           16. Letter from Arthur Andersen LLP to Deb Shops, Inc. dated June 15, 1998 pursuant to Item 304(a)(3) of Regulation S-K.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigning, thereunto duly authorized.



                                       Deb Shops, Inc.
                                       (Registrant)


Date:  June 18, 1998                   By: /s/ LEWIS LYONS
                                          --------------------------
                                          Lewis Lyons
                                          Vice President, Finance
                                          Chief Financial Officer
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                                List of Exhibits


         16. Letter from Arthur Andersen LLP to Deb Shops, Inc. dated June 15, 1998 pursuant to Item 304(a)(3) of Regulation S-K.